Exhibit 10.1

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of September 18, 2009, by and among LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation (“Parent”); NEON SIGNAL, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Parent (“Merger Sub”); and NEUROGEN CORPORATION, a Delaware corporation (the “Company”). This Amendment is made with regard to the Agreement and Plan of Merger dated August 23, 2009, by and among Parent, Merger Sub and the Company (the “Agreement”).

1. The Agreement is hereby amended by changing the definition of “Target Net Cash Amount” in Article I of the Agreement to read in full as follows:

“Target Net Cash Amount” shall mean $7,900,000 if the Determination Date occurs on any date during the month of September 2009, with a $5,000 decrease for each calendar day thereafter if the Determination Date occurs on any date thereafter.

2. Except as expressly set forth herein, the Agreement remains unchanged and in full force and effect.

3. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. The parties agree that delivery of an executed counterpart of a signature page of this Amendment electronically or by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Amendment to be executed as of the date first written above.

LIGAND PHARMACEUTICALS INCORPORATED

By:	/s/ John Sharp
Name:	John Sharp
Title:	CFO

NEON SIGNAL, LLC

By:	Ligand Pharmaceuticals Incorporated, its Member-Manager

	By:	/s/ John Sharp
	Name:	John Sharp
	Title:	CFO

NEUROGEN CORPORATION

By:	/s/ Steve Davis
Name:	Steve Davis
Title:	President & CEO

(Signature Page to Amendment to Merger Agreement)

ACKNOWLEDGED AND AGREED:

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.		STEPHEN R. DAVIS

By:	Warburg Pincus Partners, LLC, its General Partner	/s/ Stephen R. Davis

By:	Warburg Pincus & Co., its Managing Member	JULIAN BAKER

By:	/s/ Jonathan Leff	/s/ Julian Baker
Name:	Jonathan Leff
Title:	Partner
Date:	9/10/09

FBB ASSOCIATES /s/ Julian Baker JULIAN BAKER, A GENERAL PARTNER

BAKER BROTHERS LIFE SCIENCES, L.P.

BY: BAKER BROTHERS LIFE SCIENCES

CAPITAL, L.P., (GENERAL PARTNER)

BY: BAKER BROTHERS LIFE SCIENCES

CAPITAL (GP), LLC, (GENERAL PARTNER)

BY: JULIAN BAKER, MANAGING MEMBER

/s/ Julian Baker

BAKER/TISCH INVESTMENTS, L.P. BY: BAKER/TISCH CAPITAL, L.P., (GENERAL PARTNER) BY: BAKER/TISCH CAPITAL (GP), LLC, (GENERAL PARTNER) BY: JULIAN BAKER, MANAGING MEMBER	BAKER BROS. INVESTMENTS, L.P. BY: BAKER BROS. CAPITAL, L.P., (GENERAL PARTNER) BY: BAKER BROS. CAPITAL (GP), LLC, (GENERAL PARTNER) BY: JULIAN BAKER, MANAGING MEMBER
/s/ Julian Baker	/s/ Julian Baker

BAKER BROS. INVESTMENTS II, L.P. BY: BAKER BROS. CAPITAL, L.P., (GENERAL PARTNER) BY: BAKER BROS. CAPITAL (GP), LLC, (GENERAL PARTNER) BY: JULIAN BAKER, MANAGING MEMBER	BAKER BIOTECH FUND I, L.P. BY: BAKER BIOTECH CAPITAL, L.P., (GENERAL PARTNER) BY: BAKER BIOTECH CAPITAL (GP), LLC, (GENERAL PARTNER) BY: JULIAN BAKER, MANAGING MEMBER
/s/ Julian Baker	/s/ Julian Baker

(Signature Page to Amendment to Merger Agreement)